The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

Preliminary Structural and Collateral Term Sheet

$1,770,000,000(Approximate) of Senior Certificates

J.P. Morgan Mortgage Trust 2005-A8

Mortgage Pass-Through Certificates, Series 2005-A8

09/27/2005

Features of the Transaction
- Offering consists of approximately 1,770mm of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately 4 groups of Senior Certificates, which may vary.
- The Credit Support for the Senior Certificates of Pools 1,2,3 & 4 is
Cross-Collateralized, with respect to losses

Key Terms
Issuer :	J.P.Morgan Mortgage Trust
Underwriter :	J.P.Morgan Securities, Inc.
Depositor :	J.P. Morgan Acceptance Corp. I
Master Servicer:	Wells Fargo
Trustee:	Wachovia Bank
Type of Issuance:	Public
Servicer Advancing:	Yes, Subject to Recoverability.
Compensating Interest:	Paid, But Capped.
Clean-Up Call / Optional Termination:	5% clean-up call (aggregate portfolio)
Legal Investment:	The Senior Certificates are
SMMEA Eligible at Settlement.
ERISA Eligible:	The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:	REMIC
Structure:	Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:	3.5% +/- .50%
Rating Agencies:	At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:	Senior Certificates - DTC

Time Table
Cut-Off Date	October 1, 2005
Settlement Date	October 31, 2005
First Distribution Date	November 25, 2005
Distribution Date	25th or Next Business Day

JPMSI Contact Information
Trading/Structuring	Greg Boester
	Tom Scudese	212.834.2499
	Marc Simpson

Preliminary Mortgage Pool Data (approximate)
	Pool 1	Pool 2	Pool 3
Collateral Type	10Yr Hybrid	5Yr Hybrid	7Yr Hybrid
	ARMs	ARMs	ARMs
Outstanding Principal Balance	649,348,095	775,976,498	284,218,644
Number of Mortgage Loans	1,020	1,541	480
Average Principal Balance	637,126	505,536	594,167
Weighted Average Gross Mortgage Rate	5.663%	5.398%	5.512%
Weighted Average Net Mortgage Rate	5.407%	4.971%	5.245%
Weighted Average Maturity	359	359	358
Weighted Average Seasoning	1	1	2
Weighted Average Months to Roll	119	59	82
ARM Index	LY1(87%),LM6(13%)	LY1(100%)	LY1(90%),LM6(10%)

			CMT
Weighted Average Gross Margin	2.27%	2.28%	2.25%
Weighted Average Net Margin	2.02%	1.86%	1.99%
Initial Periodic Rate Cap	5.00	5.00	4.96
Subsequent Periodic Rate Cap	1.87	2.00	1.90
Lifetime Rate Cap	5.00	5.00	5.02
Weighted Average Loan-to-Value	64%	71%	70%
Weighted Average FICO Score	742	740	742
Geographic Distribution	CA(36%),NY(24%)	CA(49%),FL(10%)	CA(28%),NY(13%)
Percent Owner Occupied	88%	88%	91%
Percent Single Family / PUD	80%	79%	82%
Interest Only	78%	92%	61%
Primary Servicer	Chase,PHH	Chase	Chase,PHH

Preliminary Mortgage Pool Data (approximate)
Pool 4
Collateral Type	7Yr Hybrid
ARMs
Outstanding Principal Balance	125,627,891
Number of Mortgage Loans	537
Average Principal Balance	234,300
Weighted Average Gross Mortgage Rate	5.566%
Weighted Average Net Mortgage Rate	5.313%
Weighted Average Maturity	358

Weighted Average Seasoning	2
Weighted Average Months to Roll	82
ARM Index	LY1(96%),LM6(3%)
CMT(1%)
Weighted Average Gross Margin	2.26%
Weighted Average Net Margin	2.00%
Initial Periodic Rate Cap	4.88
Subsequent Periodic Rate Cap	1.97
Lifetime Rate Cap	5.04
Weighted Average Loan-to-Value	75%
Weighted Average FICO Score	741
Geographic Distribution	CA(14%),FL(14%)
Percent Owner Occupied	91%
Percent Single Family / PUD	72%
Interest Only	76%
Primary Servicer	Chase,PHH

THE INFORMATION CONTAINED HEREIN IS QUALI FIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AN D PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORM ATION CONTAINED HERE IN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED

THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECUR ITIES AND EXCHANGE COMMISION BECAUSE THE Y CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL  ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumpt ions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE

J.P. Morgan Mortgage Trust 2005-A8

Mortgage Pass-Through Certificates, Series 2005-A8

Deal Summary Report

		Assumptions			Collateral
Settlement	31-Oct-05	Prepay	25 CPR	Balance	WAC	WAM	Age
1st Pay Date	25-Nov-05	Default	0 CDR	1,835,171,126.82	5.521	359	1
		Recovery	months				WAL
		Severity	0%				3.43

Tranche	Rating	Balance	Coupon	Principal	Avg	Dated
Name				Window	Life	Date
10PT	313,310,455.77		5.4070	11/05 - 09/15	3.18	01-Oct-05
1.4Y10	197,922,987.48		5.4070	11/05 - 02/09	1.4	01-Oct-05
4.25Y10	52,522,638.70		5.4070	02/09 - 03/11	4.25	01-Oct-05
LCF10	62,864,829.58		5.4070	03/11 - 09/15	7.9	01-Oct-05
SUBS	64,230,989.43		5.1910	11/05 - 09/35	6.05	01-Oct-05
5PT	187,204,330.03		4.9710	11/05 - 09/10	2.58	01-Oct-05
0.75Y51	70,357,896.00		4.9710	11/05 - 05/07	0.75	01-Oct-05
2.0Y5	27,217,437.57		4.9710	05/07 - 04/08	2	01-Oct-05
3.25Y5	36,217,609.44		4.9710	04/08 - 01/10	3.25	01-Oct-05
LCF51	53,411,387.02		4.9710	01/10 - 09/10	4.84	01-Oct-05
1.4Y5	117,744,353.38		4.9710	11/05 - 02/09	1.4	01-Oct-05
LCF52	69,459,976.65		4.9710	02/09 - 09/10	4.59	01-Oct-05
0.75Y52	70,357,896.00		4.9710	11/05 - 05/07	0.75	01-Oct-05
2.9Y5	70,947,617.51		4.9710	05/07 - 07/10	2.9	01-Oct-05
LCF53	45,898,816.52		4.9710	07/10 - 09/10	4.9	01-Oct-05
7YJPT	137,135,495.60		5.2450	11/05 - 08/12	2.9	01-Oct-05
1.8Y7J	103,416,342.06		5.2450	11/05 - 06/10	1.8	01-Oct-05
LCF7J	33,719,153.54		5.2450	06/10 - 08/12	6.26	01-Oct-05
7YCPT	121,230,914.54		5.3130	11/05 - 08/12	2.91	01-Oct-05
Yield Curve swap curve Mat 3MO 6MO 2YR 5YR 10YR 30YR 3mo 6mo 1yr 2yr 3yr 4yr 5yr 7yr Yld 3.483 3.876 4.080 4.115 4.289 4.553 4.010 4.183 4.371 4.478 4.514 4.543 4.575 4.642

THE INFORMATION CONTAINED HEREIN IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR THIS TRANSACTION. THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AS OF THE DATE HEREOF AND SUPERSEDES ANY PREVIOUS SUCH INFORMATION DELIVERED TO YOU. THESE MATERIALS ARE SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. THIS COMMUNICATION IS NOT AN OFFER TO

SELL OR A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED

THIS COMMUNIICATION DOES NOT CONTAIN ALL THE INFORMATION THAT IS REQUIRED TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. INVESTORS ARE URGED TO READ THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECUR ITIES AND EXCHANGE COMMISION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

The attached information may contain certain tables and other statistical analyses (the “Computational Materials”) which have be en prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.

JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc., member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.